UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2024
Paramount Global
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 258-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	PARAA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	PARA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in our Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on May 3, 2024 (the “Original Form 8-K”), on April 29, 2024, the Board of Directors (the “Board”) of Paramount Global (the “Company” or “Paramount Global”) established an Office of the CEO, consisting of the following three senior company executives: George Cheeks, President and Chief Executive Officer of CBS; Chris McCarthy, President and Chief Executive Officer, Showtime/MTV Entertainment Studios and Paramount Media Networks; and Brian Robbins, President and Chief Executive Officer of Paramount Pictures and Nickelodeon. The Board designated Mr. McCarthy as interim principal executive officer, effective as of May 1, 2024, for purposes of the rules and regulations of the SEC. We are filing this Amendment No. 1 to the Original Form 8-K to report that, on June 4, 2024, the Compensation Committee (the “Committee”) of the Company’s Board approved the following changes to the compensation of Mr. McCarthy in connection with his appointment to the Office of the CEO:
•Mr. McCarthy was designated as a participant in the Paramount Global Executive Change in Control Severance Protection Plan (the “Plan”), which was previously disclosed on a Form 8-K filed with the SEC on November 17, 2023, pursuant to which Mr. McCarthy has a severance multiple under the Plan of two and a benefit continuation period of 24 months.
•For the period that he serves in the Office of the CEO, and for his performance of such service, the Committee awarded Mr. McCarthy a target annual cash bonus under the Company’s Short-Term Incentive Plan (“STIP”) of $2,750,000. This bonus opportunity will be prorated and apply only to the portion of the current fiscal year in which he serves in the Office of the CEO. Mr. McCarthy’s actual bonus payout will be determined based on achievement of the Company’s pre-established performance goals.

Item 8.01	Other Information.
On June 4, 2024, in connection with their appointments to the Office of the CEO, the Committee also (1) designated each of Mr. Cheeks and Mr. Robbins as a participant in the Plan, pursuant to which each executive has a severance multiple under the Plan of two and a benefit continuation period of 24 months, and (2) for the period that they serve in the Office of the CEO, and for their performance of such service, awarded each of Mr. Cheeks and Mr. Robbins a target annual cash bonus of $2,750,000 under the STIP, prorated for the portion of the current fiscal year that such executive serves in the Office of the CEO. Each executive’s actual bonus payout will be determined based on achievement of the Company’s pre-established performance goals.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GLOBAL

By:	/s/ Christa A. D’Alimonte
	Name:	Christa A. D’Alimonte
	Title:	Executive Vice President,
General Counsel and Secretary

Date: June 10, 2024